SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 12, 2007
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


            Nevada                    333-42036                95-4502724
 ----------------------------- ------------------------ -----------------------
 (State or other jurisdiction) (Commission File Number) (IRS Employer I.D. No.)



                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

ITEM 8.01 OTHER EVENTS

On September 11, 2007, Ming Tung Chok, the president and Chief Executive Officer of SOYO Group, Inc. (the "Company") announced that he and/or the affiliates of Ming Tung Chok intends to purchase up to fifty thousand (50,000) shares of the Company's stock on the open market at a share price up to and including seventy five cents ($0.75) per share.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                             (Registrant)




Date: September 12, 2007                    By:    /s/ MING CHOK
     -------------------                       ---------------------------
                                                   Ming Chok, CEO